SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of Earliest Event Reported): August 7, 2003

WACKENHUT CORRECTIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487

(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (561) 893-0101

(Former Name or Former Address, if Changed since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 7, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On August 7, 2003, Wackenhut Corrections Corporation issued a press release (the “Press Release”) announcing its financial results for the second quarter ended June 29, 2003. A copy of the Press Release is attached hereto as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACKENHUT CORRECTIONS CORPORATION

August 13, 2003	By:/s/ John G. O’Rourke

Date	John G. O’Rourke Senior Vice President – Finance, Chief Financial Officer and Treasurer (Principal Financial Officer and duly authorized signatory)

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 7, 2003